Exhibit 24

POWER OF ATTORNEY

	Know all by these presents, that the
undersigned hereby constitutes and appoints each of Avery W. Catlin and Anthony S.
Marucci [his/his] true and lawful attorney-in-fact to:

1.	execute for and on behalf of the
undersigned Schedules 13D and 13G,
Form ID, and Forms 3, 4 and 5 in
accordance with Sections 13 and
16(a) of the Securities Exchange
Act of 1934 and the rules
thereunder;

2.	do and perform any and all acts
for and on behalf of the
undersigned which may be necessary
or desirable to complete the
execution of any such Schedules
13D or 13G, Form ID and Forms 3, 4
or 5, and the timely filing of
such Forms with the United States
Securities and Exchange Commission
and any other authority; and

3.	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest
of, or legally required by, the
undersigned, including without
limitation the execution and
filing of a Form 4 with respect to
a transaction which may be
reported on a Form 5, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned
pursuant to this Power of Attorney
shall be in such form and shall
contain such terms and conditions
as such attorney-in-fact may
approve in his discretion.

	The undersigned hereby grants to each
such attorney-in-fact full power and
authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as he might or could do in person, with full power of substitution and resubstitution, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 27th day of June, 2011.

Ronald Pepin
Name:
-2-